EXHIBIT 99.3

ANVIA HOLDINGS CORPORATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the sale purchase transaction (the “Transaction”) between ANVIA Holdings Corporation (the “Company”, “ANVIA”, “we”, “us”, “our”), Myplanner Professional Services Pty. Ltd. (“Myplanner”) and My Managed Portfolio Pty Ltd (“MMP”).

Anvia Holdings Corporation

Pro Forma

Balance Sheet - Unaudited

March 31, 2019

	Anvia Holdings Corporation (#)	Myplanner	Pro forma adjustments	Pro forma results (adjusted for acquisition of Myplanner)	MMP	Pro forma adjustments	Pro forma results (combined)
	March 31, 2019	March 31, 2019	(acquisition of Myplanner)	March 31, 2019	March 31, 2019	(acquisition of MMP)	March 31, 2019
Assets
Current assets
Cash and cash equivalents	196,598	207,775	-	404,373	50,973	-	455,346
Accounts receivable	482,624	64,062	-	546,686		-	546,686
Other receivables	409,180	587,660	-	996,840	65,491	-	1,062,331
Tax assets	-	-	-	-	16,630	-	16,630
Total Current Assets	1,088,402	859,497	-	1,947,899	133,094	-	2,080,993

Property, plant and equipment, net	724,839	57,333	-	782,172	-	-	782,172
Intangible assets	6,929	48,826	-	55,755	-	-	55,755
Other investments	912,294	-	-	912,294	-	-	912,294
Goodwill	7,000,502	-	2,272,805	9,273,307	-	794,516	10,067,823
Total Non-Current Assets	8,644,564	106,159	2,272,805	11,023,528	-	794,516	11,818,044

Total Assets	9,732,966	965,656	2,272,805	12,971,427	133,094	794,516	13,899,037

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Account payables	333,293	265,898	-	599,191	-	-	599,191
Accounts payable and accrued liabilities	2,707,244	419,376	-	3,126,620	41,226	-	3,167,846
Embedded Conversion option liability	9,232,412	-	-	9,232,412	-	-	9,232,412
Convertible notes payable	1,575,858	-	-	1,575,858	-	-	1,575,858
Amount owing to Directors	503,940	-	-	503,940	-	-	503,940
Borrowings	1,262,579	341,918	1,554,285	3,158,782	-	624,450	3,783,232
Provision for taxation	612,031	8,524	-	620,555	-	-	620,555
Total Current Liabilities	16,227,357	1,035,716	1,554,285	18,817,358	41,226	624,450	19,483,034

Total Liabilities	16,227,357	1,035,716	1,554,285	18,817,358	41,226	624,450	19,483,034

Stockholders’ Equity
Series A Preferred stock, $0.0001 par value, 100,000,000 shares authorized; 42,257,877 shares issued and outstanding at March 31, 2019	4,292	156	(141)	4,307	1	5	4,313
Discount on common stock	(500)	-	-	(500)	-	-	(500)
Additional paid-in capital	5,127,058	-	651,948	5,779,006	-	261,928	6,040,934
Stock subscriptions	(262,768)	-	-	(262,768)	-	-	(262,768)
Accumulated deficit	(11,246,233)	(79,576)	79,576	(11,246,233)	97,425	(97,425)	(11,246,233)
Accumulated other comprehensive loss	(118,560)	9,360	(9,360)	(118,560)	(5,558)	5,558	(118,560)
Total Anvia Holdings Corporation stockholders’ equity	(6,496,711)	(70,060)	722,023	(5,844,748)	91,868	170,066	(5,582,814)
Non-controlling interest	2,320	-	(3,503)	(1,183)	-	-	(1,183)
Total Stockholders’ Equity	(6,494,391)	(70,060)	718,520	(5,845,931)	91,868	170,066	(5,583,997)

Total Liabilities and Stockholders’ Equity	9,732,966	965,656	2,272,805	12,971,427	133,094	794,516	13,899,037

# Please refer to Form 8-K announced on August 20, 2019

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the three months ended March 31, 2019

(Unaudited)

	Anvia Holdings Corporation (#)	Myplanner	Pro forma adjustments	Pro forma results (adjusted for acquisition of Myplanner)	MMP	Pro forma adjustments	Pro forma results (combined)
	March 31, 2019	March 31, 2019	(acquisition of Myplanner)	March 31, 2019	March 31, 2019	(acquisition of MMP)	March 31, 2019

Revenue	2,185,372	3,532,309	-	5,717,681	56,381	-	5,774,062
Cost of goods sold	(287,162)	(3,279,645)	-	(3,566,807)	-	-	(3,566,807)
Gross Profit	1,898,210	252,664	-	2,150,874	56,381	-	2,207,255

Operating Expenses
General and administrative	(2,696,104)	-	-	(2,696,104)	-	-	(2,696,104)
Other income	1,321	-	-	1,321	-	-	1,321
Operating Expenses	(3,129,519)	(231,800)	-	(3,361,319)	(5,142)	-	(3,366,461)

(Loss)/Profit From Operations	(3,926,092)	20,864	-	(3,905,228)	51,239	-	(3,853,989)

Finance costs
Interest expense	(4,622,306)	-	-	(4,622,306)	-	-	(4,622,306)

(Loss)/Profit Before Income Taxes	(8,548,398)	20,864	-	(8,527,534)	51,239	-	(8,476,295)

Provision for income taxes	(597)	-	-	(597)	-	-	(597)

Net (Loss)/Profit	(8,548,995)	20,864	-	(8,528,131)	51,239	-	(8,476,892)
Net income loss attributable to the non-controlling interest	(412)	-	-	(412)	-	-	(412)
Net (Loss)/Profit Attributable To The Shareholders of The Company	(8,549,407)	20,864	-	(8,528,543)	51,239	-	(8,477,304)

Other comprehensive income/(expense):
Foreign currency translation gain/(loss)	4,777	(794)	-	3,983	243	-	4,226
Comprehensive (loss)/profit	(8,544,630)	20,070	-	(8,524,560)	51,482	-	(8,473,078)

Other comprehensive income attributable to non-controlling interests	(112)	-	-	(112)	-	-	(112)
Total Comprehensive (Loss)/Income Attributable To The Shareholders of The Company	(8,544,742)	20,070	-	(8,524,672)	51,482	-	(8,473,190)

Basic and Diluted Loss per Common Share	(0.20)	100.35	-	(0.20)	51,482.00	-	(0.20)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	200	(200)	42,257,877	1	(1)	42,257,877

# Please refer to Form 8-K announced on August 20, 2019

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

Pro Forma

Statement of Operations and Comprehensive Loss for the year ended December 31, 2018

(Audited)

	Anvia Holdings Corporation (#)	Myplanner	Pro forma adjustments	Pro forma results (adjusted for acquisition of Myplanner)	MMP	Pro forma adjustments	Pro forma results (combined)
	March 31, 2019	March 31, 2019	(acquisition of Myplanner)	March 31, 2019	March 31, 2019	(acquisition of MMP)	March 31, 2019

Revenue	3,764,554	18,726,855	-	22,491,409	153,284	-	22,644,693
Cost of goods sold	(1,217,107)	(17,416,956)	-	(18,634,063)	-	-	(18,634,063)
Gross Profit	2,547,447	1,309,899	-	3,857,346	153,284	-	4,010,630

Operating Expenses
General and administrative	(1,357,024)	-	-	(1,357,024)	-	-	(1,357,024)
Other income	23,244	-	-	23,244	-	-	23,244
Operating Expenses	(2,623,424)	(1,192,365)	-	(3,815,789)	(27,436)	-	(3,843,225)

(Loss)/Profit From Operations	(1,409,757)	117,534	-	(1,292,223)	125,848	-	(1,166,375)

Finance costs
Interest expense	(1,278,022)	-39,754.00	-	(1,317,776)	-	-	(1,317,776)

(Loss)/Profit Before Income Taxes	(2,687,779)	77,780	-	(2,609,999)	125,848	-	(2,484,151)

Provision for income taxes	(2,201)	-	-	(2,201)	-	-	(2,201)

Net (Loss)/Profit	(2,689,980)	77,780	-	(2,612,200)	125,848	-	(2,486,352)
Net income loss attributable to the non-controlling interest	16,009	-	-	16,009	-	-	16,009
Net (Loss)/Profit Attributable To The Shareholders of The Company	(2,673,971)	77,780	-	(2,596,191)	125,848	-	(2,470,343)

Other comprehensive income/(expense):
Foreign currency translation gain/(loss)	33,736	13,304	-	47,040	(7,191)	-	39,849
Comprehensive (loss)/profit	(2,640,235)	91,084	-	(2,549,151)	118,657	-	(2,430,494)

Other comprehensive income attributable to non-controlling interests	564	-	-	564	-	-	564
Total Comprehensive (Loss)/Income Attributable To The Shareholders of The Company	(2,639,671)	91,084	-	(2,548,587)	118,657	-	(2,429,930)

Basic and Diluted Loss per Common Share	(0.06)	455.42	-	(0.06)	118,657.00	-	(0.06)
Basic and Diluted Weighted Average Common Shares Outstanding*	42,257,877	200	(200)	42,257,877	1	(1)	42,257,877

# Please refer to Form 8-K announced on August 20, 2019

(1) Proforma as adjusted shares are not weighted and are actual shares issued and outstanding.

See notes to the unaudited pro forma combined financial statements

Anvia Holdings Corporation

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On June 12, 2019, pursuant to a Share Sale Agreement (“Agreement”) dated June 7, 2019, Anvia Holdings, Inc. (the “Company”), through its wholly-owned subsidiary, Anvia (Australia) Pty Ltd., acquire 95% of the issued and outstanding shares of Myplanner Professional Services Pty. Ltd. (“Myplanner”), an Australian corporation and 100% of My Managed Portfolio Pty. Ltd. (“MMP”), based in Queensland, Australia. Under the Agreement the Company acquired both Myplanner and MMP for a combined purchase price of USD$3.1 million by following means:

Acquired Companies	Interests acquired	Consideration in Cash ($)	Consideration in Shares ($)	Total consideration ($)
Myplanner	95%	1,554,286	651,963	2,206,249
MMP	100%	624,450	261,934	886,384
	Total	2,178,736	913,897	3,092,633

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheets have been derived from the historical March 31, 2019 balance sheet of acquired companies after giving effect to the acquisition with Anvia Holdings Corporation. The pro forma balance sheet and statement of operations and comprehensive loss present this transaction as if they had been consummated as of March 31, 2019 as required under Article 11 of Regulation S-X.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma condensed combined balance sheet and statement of operations are described in Note 3— Pro Forma Adjustments.

The unaudited pro forma combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of acquire companies included elsewhere in this report.

2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform HOST’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of March 31, 2019 is presented as if the acquired companies acquisition had occurred on March 31, 2019 and combines the historical balance sheet of the Company at March 31, 2019 and the historical balance sheet of companies at March 31, 2019.

The unaudited pro forma condensed combined statement of operations and comprehensive loss of the Company and acquired companies for the period ended March 31, 2019 are presented as if the acquisition had taken place on March 31, 2019. The pro forma statement of operations and comprehensive loss for the period ended March 31, 2019 combines the historical results of the Company for the three months ended March 31, 2018 and the historical results of acquired companies for three months ended March 31, 2019.

The unaudited pro forma combined statement of operations and comprehensive loss for the year ended March 31, 2019 has been prepared by combining the Company’s historical consolidated statement of operations for the period ended March 31, 2019, with the historical consolidated statement of income of acquired companies for the period ended March 31, 2019.

3. PRO FORMA ADJUSTMENTS

The adjustments included in the pro forma balance sheet and statement of operations and comprehensive loss are as follows:

●	To eliminate the equity account of acquired companies incurred before the date of the acquisition and adjust share capital of acquired companies.
●	To record the acquisition through debt financing.